INVESTOR PRESENTATION November 2022 The Enclave at Tranquility Lake Tampa, FL

1 Table of Contents Overview and Performance 2 – 3 Recent Operating Metrics and 2022 Guidance 4 – 6 Our Competitive Advantage 7 – 12 Our Strategic Investment Opportunities 13 – 20 Capitalization and Leverage 21 – 23 Our Path to Long-Term Growth 24 Appendix Track Record of Value Creation 26 Market Statistics 27 Value Add Summary 28 Market Profiles 29 – 43 Demographic Profile 44 End Notes 45 – 46 Definitions and Non-GAAP Financial Measure Reconciliations 47 – 49 Forward-Looking Statement 50

2 IRT Overview OWN AND OPERATE Sunbelt Exposure 70% of NOI 122 Communities (2) 36,176 Units (2) 12.7% Same Store Blended Lease Over Lease Rent Growth PORTFOLIO SUMMARY (1) COMBINED SAME STORE HIGHLIGHTS – YTD Q3 2022 • Revenue growth: +11.0% Y-o-Y(5) • NOI growth: 14.0% Y-o-Y (6) • Avg rental rate growth: 11.9% Y-o-Y (7) UPSIDE FROM VALUE ADD • ~13,000 Unit Value Add Renovation Pipeline • Projects to date have generated a 21.6% unlevered return on investment (8) and an avg rental increase of 23.9% IRT EQUITY MARKET CAPITALIZATION OF ~$3.8 BILLION (4) Independence Realty Trust (IRT) Communities Average community age (2) 22 years $6.2B In gross assets FL GAALTX CO OK IL IN OH KY TN SC NC VA PA IRT Corporate Offices (3) 2022 GUIDANCE • Combined same store NOI growth of 13.75% and Core FFO per share growth of 28% at the midpoint of our guided range (9) All notations throughout this presentation appear as “End Notes” on pages 45-46.

3 Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same store NOI growth and CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable. IRT is Delivering Industry Leading Operating Performance Relative to peers in non-gateway and coastal markets, IRT outpaced industry growth over the past few years and momentum is expected to continue due to our attractive location in sunbelt markets, as well as our investments in value add renovations and new development initiatives Graph to be linked to excel file IRT Non-Gateway Coastal Peer Group 85 90 95 100 105 110 115 120 125 130 135 2019 2020 2021 2022 Guidance (Mid-Point) Same Store NOI Growth CFFO per Share Growth IRT Non-Gateway Coastal Peer Group 85 90 95 100 105 110 115 120 125 130 135 140 145 2019 2020 2021 2022 Guidance (Mid-Point)

4 Recent Operating Metrics and 2022 Guidance Legacy at Jones Farm Huntsville, AL

5 1 4 .0% 1 2 .8% 1 2 .7% 1 2 .7% 7 .7 % Q4 21 Q1 22 Q2 22 Q3 22 QTD Q4 22 New Renewal Blended 1 6 .3% 1 5 .3% 1 4 .4% 1 5 .0% 1 0 .8 % Q4 21 Q1 22 Q2 22 Q3 22 QTD Q4 22 New Renewal Blended 1 3 .3% 1 1 .9% 1 2 .2% 1 2 .0% 6 .8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Q4 21 Q1 22 Q2 22 Q3 22 QTD Q4 22 New Renewal Blended Strong Performance Across Key Operating Metrics Same Store Excluding Value Add All notations throughout this presentation appear as “End Notes” on pages 45-46. Same Store Total (2)Same Store Value Add O c c u p a n c y L e a s e o v e r L e a s e R e n t G ro w th (1) 96.2% 95.5% 95.8% 94.7% 95.0% 80.0% 85.0% 90.0% 95.0% 100.0% Q4 21 Q1 22 Q2 22 Q3 22 QTD Q4 22 96.0% 95.4% 95.5% 94.2% 94.2% Q4 21 Q1 22 Q2 22 Q3 22 QTD Q4 22 95.3% 94.7% 94.7% 92.2% 90.9% Q4 21 Q1 22 Q2 22 Q3 22 QTD Q4 22

6 2022 Full Year EPS and CFFO Guidance (1)(2) Low High Earnings per share $0.49 $0.50 Adjustments: Depreciation and amortization (3) 1.09 1.09 Gain on sale of real estate assets (4) (0.51) (0.51) CORE FFO per share $1.07 $1.08 CORE FFO ($s in millions) Same Store Communities 2022 Outlook (5) Number of communities/units 113 communities/33,804 units Property revenue growth 10.6% to 10.8% Controllable operating expense growth 3.8% to 4.3% Real estate tax and insurance expense growth 7.8% to 8.4% Total operating expense growth 5.3% to 5.8% Property NOI growth 13.25% to 14.25% Key Operating Assumptions Corporate Expenses General & administrative expenses and Property management expenses $50 to $51 million Capital Expenditures Recurring $21 to $23 million Value add & non-recurring $40 to $43 million Development $65 to $75 million Transaction/Investment Volume (7) Acquisition volume $203 million Disposition volume $157 to $260 million Interest expense (6) $98 to $99 million $55.7 $65.1 $68.5 $75.9 $92.0 $247 2017 2018 2019 2020 2021 2022e Guidance Full Year 2022 Guidance ➢ Double-digit NOI growth in 2022e, to be supported by an increase in average rent growth ➢ Merger synergies and technological efficiencies will help offset inflationary pressures on operating expenses ➢ Robust investment pipeline for value add renovations and ground up development poised to fuel future growth All notations throughout this presentation appear as “End Notes” on pages 45-46.

7 Our Competitive Advantage Avenues at Craig Ranch McKinney, TX

8 Top 10 Markets Our Portfolio is Focused On the High Growth Sunbelt Region PORTFOLIO SUMMARY Geographic Distribution Combined company includes 122 communities across resilient, high growth markets i i i i Independence Realty Trust Communities  Expand IRT’s presence in high-growth metros including Charlotte, Tampa and Dallas with new exposure to Denver and Nashville  Sunbelt region has exhibited strong fundamentals with favorable population migration trends due to a lower cost of living, better tax policy and growing economic opportunity (2) Average community age (2) 22 years 130 Communities 37,828Units $6.2B In gross assets TBU Desktop FL GAALTX CO OK IL IN OH KY TN SC NC VA Sunbelt Exposure Communities 81 Units 25,111 % of NOI 70% (1) Market Units % Unit % NOI Atlanta 5,180 15% 15% Dallas 4,007 11% 12% Denver 2,292 6% 8% Columbus 2,510 7% 6% 2,256 7% 6% Indianapolis 5% 5%Raleigh-Durham 1,690 6% 5%Oklahoma City 2,147 6% 5% Houston 1,932 5% 4% Tampa 1,452 4% 4% Total 25,902 72% 70% Louisville 2,436 (3) All notations throughout this presentation appear as “End Notes” on pages 45-46. Sources: IRT filings as of 9/30/22, CoStar, Kinder Institute. Note: IRT excludes three development assets. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX.

9 4.0% 5.6% 2.8% 2.3% 2.4% 3.3% 2.8% 2.9% 2.2% 1.8% 2020 2021 2022 2023 2024 Demand Growth Supply Growth (3)(3) IRT's Markets Have Strong Fundamentals Population and employment growth is fueling more resident demand for apartments in IRT’s markets than the national and gateway market average Outsized Population Growth Employment Change vs. 2019 National Average 20’ vs. 19’ 21’ vs. 19’ 22’E vs. 19’ 20’ vs. 19’ 21’ vs. 19’ 22’E vs. 19’ In IRT's Markets, demand for apartments has outpaced new supply, both historically and projected for 2023 and 2024 0.28% 0.39% 0.68% -0.54% -1.94% -1.27% 0.84% 1.50% 2.31% -6.01% -1.93% 1.15% -9.84% -4.37% -0.02% -4.11% -0.31% 3.79% (1) (2) Source: Costar Q3 2022 Data Release

10 IRT’s Resident Demographic Trends Are Favorable Recent residents in IRT’s top 10 markets are in their mid-30s and make an average annual income of ~$89,000, resulting in a ~22% rent to income(1) Top 10 IRT Markets Average community age (2) 22 years 130 Communities 37,828Units $6.2B In gross assets TBU Desktop GATX CO OK IN OH KY TN NC Market Average Age(1) 1 Atlanta, GA 35 2 Dallas, TX 36 3 Denver, CO 36 4 Columbus, OH 35 5 Louisville, KY 35 6 Indianapolis, IN 36 7 Raleigh-Durham, NC 36 8 Oklahoma City, OK 37 9 Houston, TX 38 10 Tampa-St. Petersburg, FL 38 PORTFOLIO AVERAGE 36 Top 5 Employment Sectors(1) Market Average Income 1 2 3 4 5 1 Atlanta, GA $88,422 2 Dallas, TX $96,001 3 Denver, CO $80,685 4 Columbus, OH $83,497 5 Louisville, KY $83,923 6 Indianapolis, IN $83,518 7 Raleigh-Durham, NC $90,922 8 Oklahoma City, OK $89,934 9 Houston, TX $84,311 10 Tampa-St. Petersburg, FL $89,052 PORTFOLIO AVERAGE $89,216 Market Rent / Income(1) 1 Atlanta, GA 23.1% 2 Dallas, TX 23.7% 3 Denver, CO 25.7% 4 Columbus, OH 20.7% 5 Louisville, KY 20.1% 6 Indianapolis, IN 20.9% 7 Raleigh-Durham, NC 21.4% 8 Oklahoma City, OK 17.3% 9 Houston, TX 21.5% 10 Tampa-St. Petersburg, FL 25.6% PORTFOLIO AVERAGE 21.9% Services/Retail Professional Healthcare Technology Sales Engineering Self Employed Construction Hospitality Student Education

11 Well-Positioned in Affordable, Highly Defensive Middle Market Communities A B C ◼ Higher income residents move down in a recession ◼ Renters move down to Class B as rent increases outstrip income growth ◼ Capture households moving down in a recession ◼ Capture seniors who sell homes to fund retirement ◼ Capture individuals/families moving up with career progression ◼ Lower income residents move up as income grows Sample Resident Demographic: ◼ Value driven ◼ Middle income category ◼ Renters by necessity Residents Require Accommodations That Are: ◼ Affordable ◼ Well maintained, spacious, comfortable, clean and modern ◼ Equipped with state-of-the-art amenities ◼ Conveniently located Class B Positioning: ◼ Most opportunity to consistently increase rents ◼ Less exposure to homeownership ◼ Less likely to be impacted from new construction Multifamily exposure is a natural inflation hedge due to our ability to reset rents annually. Our portfolio of 75% Class B communities is highly defensive during recessionary periods.

12 -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3 2022 USA Gateway Class A Class B WAV IRT Markets Attractive Portfolio Has Led to a Stable Cash Flow Profile Source: Costar Q3 2022 Data Release All notations throughout this presentation appear as “End Notes” on pages 45-46. Annual Change in Effective Rent (IRT Markets vs. the National Average, Gateway Markets and Selected Asset Class Segments) (1) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared to Gateway Markets and Class A communities (National Avg) (National Avg) (2)

13 Our Strategic Investment Opportunities The Views of Music City Nashville, TN

14 Driving Accretive Growth with Multiple Investment Levers Value Add Renovations Acquisitions / Capital Recycling Preferred Equity Investments and Joint Ventures Renovate existing communities/units where there is the potential for outsized rent growth Expand presence in markets where we see attractive long-term fundamentals while exiting lower growth markets Invest in multifamily development by providing capital to third- party developers, while building a pipeline for future acquisitions through purchase options Identified renovations at ~12,000 former STAR units and ~8,000 IRT units; foresee several years of redevelopment, generating a comparable 20% historical return on interior costs 20%+ Unlevered ROI, unlocking additional NOI compared to unrenovated units Acquire properties in existing core markets that have favorable real estate and economic fundamentals Acquire properties in our target markets using proceeds from dispositions at breakeven or accretive returns Participate in new development, specifically in the southeast and broader sunbelt region when shovel ready 15-20% Unlevered IRR, with the option to purchase at attractive cap rates Investment Overview Market Opportunity Target Returns

15 Improved Long-Term Growth Profile through Value Add Program  ~12,000 former STAR units and ~8,000 IRT units identified for value add renovations  Expect to implement IRT’s value add platform at former STAR units and drive outsized rental growth  IRT’s historical projects have generated a 21.6% return on investment across approximately 4,660 units, resulting in over $232 million of incremental value creation (1) Sizeable ~20,000 unit value add pipeline providing over $900 million of incremental shareholder value Value Add Pipeline (2) (4) (3) (5) ($ in millions) In-Place Program Future Pipeline Total Units to Renovate 9,633 3,224 12,857 12,000 Units Renovated-to-Date (4,531) - (4,531) (129) Remaining Units to Renovate 5,102 3,224 8,326 11,871 Remaining Renovation Costs (3) $64 - $69 $40 - $44 $104 - $112 $148 - $160 Incremental NOI (4) $14 - $15 $8 - $9 $22 - $24 $32 - $35 Incremental Value Creation (5) $242 - $262 $153 - $165 $395 - $427 $564 - $609 Combined Company 24,857 (4,660) 20,197 $252 - $273 $55 - $59 $959 - $1,036 All notations throughout this presentation appear as “End Notes” on pages 45-46.

16 Continue to Invest in Our Long-Standing Value Add Program—— Year to date 2022, value add renovations have generated a 27.1% ROI Units to Be Renovated* Total Units 1Q22 143 2Q22 3Q22 4Q22e FY22e 195 457 605 1,400 Pipeline of ~20,000 value add units which includes ~12,000 former STAR units *4Q22 & FY22 units to be renovated are estimates 2023e Units to Be Renovated* Total Units 2022e 1Q23e 2Q23e 3Q23e 4Q23e *All quarterly & FY23 units to be renovated are estimates FY23e 450 - 550 700 - 850 1,050 - 1,200 300 - 400 2,500 - 3,000

17 Engaging in Attractive Investment Opportunities with Our Joint Venture Development Program Focused on joint ventures in new multifamily development in core non-gateway markets • Invested in a horizontal multifamily joint venture consisting of 178 homes in March 2022 • IRT has invested $16.4 million and the community is 93% leased • The joint venture has the ability to acquire Phase 2 of this development upon completion. Phase 2 is comprised of 222 homes and the incremental investment would be $20.7 million. The joint venture has the right to terminate the Phase 2 agreement of sale after November 15, 2022 if it is not completed. Virtuoso Huntsville, AL • Invested in a joint venture developing three communities totaling 504 homes in September 2021 • Exercised our purchase option and acquired the first of those communities, Views of Music City I (96 units), in April 2022 for $25.4 million, effectively acquiring the property at a 5.5% economic cap rate, after considering our development profit • The Crocket (fka The Jackson), a 199-unit property, is the next to be completed with an estimated delivery of Q4 2022 Views of Music City I & II / The Crocket Nashville, TN • Invested in a joint venture developing a 402-unit community in June 2021 • Project is expected to be completed in Q2 2023, with the right to purchase upon completion; IRT’s total investment is $16.4 million • Entered a new market with strong fundamentals Metropolis at Innsbrook Richmond, VA • Invested in a joint venture developing a 378-unit community in June 2022 • Project is expected to be completed in Q2 2024, with the right to purchase upon completion; IRT’s investment is expected to total $29.7 million • Expanded our presence in this high-growth market with favorable demographics Lakeline Station Austin, TX The Mustang Dallas, TX • Invested in a joint venture developing a to-be-built 275-unit community in September 2022 • Project is expected to be completed in Q3 2024; IRT’s investment is expected to total $25.6 million of which $9.3 million was funded as of September 30, 2022 • Entered a master-planned community in Las Colinas with residential, retail and office space, home to over 30 Fortune 500 companies

18 Accelerating Our Efforts in Technology Our Focus Our Goals A More Favorable Resident Experience Higher Revenue and Lower Operating Expenses Greater Profitability and Margin Expansion Improved Sustainability and Social Responsibility More Engaged and Productive Staff Automation & Big Data IRT is investing in technology which will create additional efficiencies and allow our staff to focus on their most important tasks and functions. • This includes implementing smart workflows that mirror real world processes, providing customized, prioritized, task-driven dashboards, and replacing human controls with system controls wherever possible. • Furthermore, continued consolidation of data within a single data warehouse coupled with machine learning is likely to lead to a reduction of bad debt, increased visibility of emerging market trends, and on-going optimization of operational and marketing spend. Marketing & Leasing IRT is focused on further enhancing its leasing efforts by improving the quality and availability of its online capabilities while eliminating traditional barriers to leasing. • SMS texting, virtual tours and an improved online application process promote higher conversions. • IRT continues to drive increased traffic and conversions by leveraging advanced analytics, shifting away from traditional ILSs towards robust social and online channels, and integrating personalized, targeted marketing. Operations, Maintenance & Resident Experience IRT is proactively using technology to create operational efficiencies and meet the needs of existing and potential residents. • The company has implemented and continues to evaluate more effective ways of automating renovations, purchasing, work orders, and unit inspections in order to facilitate faster execution and increase resident satisfaction. • IRT looks to increase the utilization of mobile devices, install smart home technology, and centralize core functions as ways to further optimize processes, reduce operating expenses and support more environmentally-friendly communities.

19 Focusing on Our ESG Initiatives We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider society Preparing our first Sustainability Report and expect to publish it later this year Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com. Diversity and Inclusion Committee formed to ensure a culture of understanding and respect as representation across gender, race, age and sexual orientation are all important factors to our success Sustainability Committee’s efforts protect and create a positive impact on the environment, specifically water conservation, energy management, reduced consumption, waste management, car chargers Charitable and Philanthropic Initiatives with participation in organizations fighting against poverty and homelessness Our Board’s Guidelines reflect a strong commitment to the strength and success of the Company; Promote Shareholder Engagement Provide a Residence Proud to Call Home, regardless of the environment outside their door with enhanced amenities, a robust maintenance program and resident & community events

20 Examples of IRT’s ESG Initiatives IRTree Program IRT has partnered with One Tree Planted to plant one tree for every new resident that joins the IRT family. The reforestation projects are located in Florida and Appalachia. ➢ IRT sponsored the planting of 24,000 trees through our partner, One Tree Planted since inception of this program in April 2020. ➢ IRT’s ultimate goal is to reduce its carbon footprint while maximizing value and experience for all stakeholders. Shelters to Shutters A national organization that partners with real estate management companies, like IRT to transition individuals and families out of homelessness and into economic self- sufficiency by providing full time employment, housing and career training opportunities in partnership with the real estate industry. ➢ IRT has offered discounted housing and full-time employment to situationally homeless individuals and their families. ➢ IRT was named Shelters to Shutters Industry Partner of the Year in 2020.

21 Capitalization and Leverage Cherry Grove Commons North Myrtle Beach, SC

22 58.7% 41.3% Maintain a Simple Capital Structure $6.6bn Common Equity Debt  The combined company maintains a simple capital structure consisting of secured and unsecured debt  Maintain conservative financial and credit policies and expect to further delever the balance sheet through organic NOI & EBITDA growth and excess cash flows.  Transitioning to a predominantly unsecured capital structure  89% of debt is fixed rate (or hedged), further de-risking the balance sheet  Minimal near-term maturities with a focus on improving our leverage profile and achieving an investment grade rating Total Capitalization (1)Balance Sheet Highlights Debt Maturity Schedule $2 $11 $70 $198 $554 $1,831 2022 2023 2024 2025 2026 2027+ Unsecured Secured % of total 0% 0% 15% 7% 23% 54% ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 45-46.

23 Leverage: Where We Are and Where We Are Going We are focused on continuing to improve the combined company’s leverage profile 7.2x Low-7’s Mid-6’s Progressing Towards Our Mid-Term Target of Mid-6’s through the Following Drivers:  Organic NOI growth from stabilized portfolio consistent with long-term historical growth rates  Completion of value add renovations consistent with historical track record Net Debt to Adjusted EBITDA Q3 2022 Q4 2022e ~Q4 2023e

24 Compelling Investment Opportunity With a Path to Long-Term Growth The Residences on McGinnis Ferry Suwanee, GA Leading Multifamily REIT, Well-Positioned in Class B Communities, Focused on the High-Growth U.S. Sunbelt Region with a Stable Cash Flow Profile Strong Long-Term Growth Profile Supported by a 20,000 Unit Value Add Pipeline, New Development Initiatives and Several New Development Joint Ventures Investing in Technology to Enhance Our Resident Experience & Create Operational Efficiencies and Focusing on Our ESG Initiatives in Support of Our People & Communities Continuing to Improve Leverage Through Organic Growth and Reinvestment of Excess Cash Flow Bridge Pointe Huntsville, AL Canyon Resort at Great Hills Austin, TX Vesta City Park Charlotte, NC

Appendix & Definitions Canyon Resort at Great Hills, Austin, TX

26 -17% -6% 16% 71% -15% 2% 39% 148% -16% 26% 55% 152% -16% 30% 110% 257% -50% 0% 50% 100% 150% 200% 250% 300% RMS Multifamily Index S&P 500 IRT Source: S&P Global, FactSet. Market data as of September 30, 2022. Note: Represents compound total return, with dividends reinvested. Track Record of Value Creation IRT has a proven track record of outperforming its peers and the broader market 1-Year 3-Year 5-Year Since IPO (1) All notations throughout this presentation appear as “End Notes” on pages 45-46.

27 Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply ◼ The national Class B vacancy rate remains resilient to supply and demand shocks with 2022 projected spreads in vacancy rates between Class A & B, with Class B at 5.3% and Class A at 7.7% o The majority of new supply remains concentrated in gateway markets, and competes with existing Class A communities for renters by choice compared to renters by necessity in Class B communities Homeownership Data Source: U.S Census Bureau as of Q3 2022. New Completions (Supply) Data Source: CoStar Q3 2022 Data Release. The Favorable Fundamentals of Our Markets Drive Demand for Our Assets ◼ Growth in households increases the pool of renters, even more so during periods of reduced homeownership o The homeownership rate was 65.8% in Q2 2022 down from an uptick in Q3 2020 to 67.7% and the 69.2% in Q4 2004 (the peak) ◼ Homeownership affordability remains challenging for many households, especially first-time buyers. Lack of for-sale housing inventory, and rising mortgage rates continue to make homeownership unattainable or unattractive to many households. 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 68.0% 69.0% 70.0% 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 1 9 81 1 9 83 1 9 85 1 9 87 1 9 89 1 9 91 1 9 93 1 9 95 1 9 97 1 9 99 2 0 01 2 0 03 2 0 05 2 0 07 2 0 09 2 0 11 2 0 13 2 0 15 2 0 17 2 0 19 2 0 21 H o m e o w n e rs h ip R at e U n it s C o m p le te d Single Family Multifamily Homeownership Rate 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 0 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 250,000 275,000 300,000 325,000 350,000 375,000 400,000 425,000 450,000 475,000 2 0 05 2 0 06 2 0 07 2 0 08 2 0 09 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 2 0 22 2 0 23 V ac an cy R at e ( % ) Completions Projected Completions Class A Vacancy Class BC Vacancy

28 IRT Value Add Summary Project Life to Date as of September 30, 2022 Renovation Costs per Unit (2) Market Total Properties Total Units To Be Renovated Units Complete Units Leased Rent Premium (1) % Rent Increase Interior Exterior Total ROI - Interior Costs(3) ROI - Total Costs (4) Ongoing Tampa-St. Petersburg, FL 3 888 662 652 274 24.1% 13,810 1,382 15,192 25.4% 22.1 % Memphis, TN 2 862 621 610 248 24.8% 11,408 1,031 12,439 26.8% 22.9% Columbus, OH 4 1,045 498 486 270 28.2% 11,431 711 12,141 29.1% 26.5% Raleigh-Durham, NC 1 318 145 135 197 16.1% 14,674 1,046 15,720 18.1% 15.0% Atlanta, GA 4 1,484 397 400 243 35.0% 9,043 667 9,710 34.9% 32.7% Indianapolis, IN 1 236 51 44 266 24.1% 13,235 805 14,040 32.7% 22.8% Oklahoma City, OK 2 541 70 74 157 11.7% 16,451 754 17,205 14.5% 11.1% Dallas, TX 2 586 23 31 224 19.0% 13,578 1,129 14,707 24.9% 17.6% Austin, TX 1 256 10 11 147 14.3% 12,332 1,148 13,480 12.2% 13.1% Nashville, TN 1 724 24 17 219 17.4% 15,147 1,721 16,868 17.4% 15.6% Total/Weighted Average 21 6,940 2,501 2,460 $253 25.2% $12,056 $992 $13,048 25.5% 23.2% Future (5) Atlanta, GA 3 1.340 - - - - - - - - - Dallas, TX 3 876 - - - - - - - - - Tampa-St. Petersburg, FL 1 348 - - - - - - - - - Oklahoma City, OK 2 546 - - - - - - - - - Columbus, OH 1 240 - - - - - - - - - Total/Weighted Average 10 3,350 - - - - - - - - - Completed (6) Raleigh-Durham, NC 1 328 325 309 184 15.3% 14,462 2,108 16,571 15.3% 13.3% Louisville, KY 2 728 702 683 221 17.6% 15,013 2,257 17,269 17.6% 15.2% Wilmington, NC 1 288 267 256 69 11.4% 7,295 56 7,351 11.3% 11.3% Atlanta, GA 1 494 451 440 176 23.4% 9.030 1,773 10,804 23.0% 19.6% Columbus, OH 1 264 241 234 103 15.7% 7,850 613 8,463 15.7% 14.6% Memphis, TN 1 191 173 167 263 29.0% 10,910 561 11,470 29.2% 27.6% Total/Weighted Average 7 2,293 2,159 2,089 $176 18.2% $11,595 $1,530 $13,125 18.3% 16.1% Grand Total/Weighted Average 38 12,583 4,660 4,549 $236 23.9% $11,843 $1,241 $13,084 24.1% 21.6% Sold/Held for Sale Properties (7) 1,212 807 783 $153 19.1% $9,634 $2,145 $11,779 20.0% 15.6% All notations throughout this presentation appear as “End Notes” on pages 45-46.

29 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • Communities located within 5 min. of major highways • Communities located in top school districts • Benefiting from suburban sprawl, well-positioned in MSA with growing ancillary job markets • Major company presence in Atlanta include: Our Markets | Atlanta (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 Atlanta represents 15.1% of IRT’s NOI, portfolio-wide (3) Pointe at Canyon Ridge Sandy Springs, GA Waterstone at Big Creek Alpharetta, GA 20222021 2020 -5.08% 0.39% 4.32% 0.88% 1.65% 1.15% 2020 2021 2022 3.14% 5.08% 2.65% 2020 2021 2022

30 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% -3.26% 2.91% 4.88% • 9th largest city in the U.S. by population 4 • The Dallas MSA has had the largest population growth within the past 10 years 5 • Dallas accounts for nearly 8% of all financial service jobs in the Southwest region. 6 • Major employers include: Our Markets | Dallas (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 (4) 2020 Census Data (5) Freddie Mac Report as of January 2021 (6) Fannie Mae Multifamily Metro Outlook 2021 Q3 Dallas represents 12.0% of IRT’s NOI, portfolio-wide (3) Avenues at Craig Ranch Dallas, TX Vue at Knoll Trail Dallas, TX 20222021 2020 1.43% 2.73% 1.27% 2020 2021 2022 3.56% 7.23% 2.83% 2020 2021 2022

31 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • Population growth in the metro area is expected to exceed 5.5% over the next five years4 • The MSA had the 10th largest population increases from 2010-20195 • Major employers include: Our Markets | Denver (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Denver represents 8.0% of IRT’s NOI, portfolio-wide (3) Belmar Villas Lakewood, CO Bristol Village Aurora, CO 2022 20212020 -5.52% -0.59% 3.41% 0.62% 0.85% 1.01% 2020 2021 2022 3.06% 6.85% 3.14% 2020 2021 2022

32 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • 14th largest city in the U.S. by population 4 • Strong accessibility to major highway I-270 • Near thriving employment hubs such as Rickenbacker International airport • Class B communities insulated from new Class A construction • Major employers, and companies with headquarter-presence include: Our Markets | Columbus(1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 (4) 2020 Census Data Columbus represents 6.2% of IRT’s NOI, portfolio-wide (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH 2022 20212020 -4.05% -1.31% 3.27% 0.54% 1.11% 0.87% 2020 2021 2022 3.23% 6.69% 2.62% 2020 2021 2022

33 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • Located within 5 min. of major highways • Benefiting from the proximity to growing industrial footprint • Each community is in a top school district in the market • Burgeoning tourism hub • Major employers include: Our Markets | Louisville (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 Louisville represents 5.8% of IRT’s NOI, portfolio-wide (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY 2022 20212020 -4.37% -1.48% 2.64% 0.13% 0.18% 0.30% 2020 2021 2022 3.18% 6.34% 0.77% 2020 2021 2022

34 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • 15th largest city in the U.S. by population • Communities located in top school districts • Experienced outsized job growth in health care and retail trade industries • Major employers include: Our Markets | Indianapolis (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 Indianapolis represents 5.3% of IRT’s NOI, portfolio-wide (3) Bayview Club Apartments Indianapolis, IN Reveal on Cumberland Indianapolis, IN 20222021 2020 -3.49% 0.46% 2.31% 0.77% 1.35% 0.33% 2020 2021 2022 2.06% 3.74% 1.02% 2020 2021 2022

35 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% -1.85% 2.76% 4.04% • Communities located within 5 min. of major throughways • Easy access to local retail centers • Concentration around Research Triangle Park • Many companies have a strong presence in the area, including: Our Markets | Raleigh – Durham (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 Raleigh-Durham represents 4.9% of IRT’s NOI, portfolio-wide (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC 20222021 2020 1.63% 3.05% 1.06% 2020 2021 2022 4.54% 6.05% 4.81% 2020 2021 2022

36 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • The metro’s population grew 0.5% this year, which was above the 0.2% national average 4 • Actively executing the redevelopment of its downtown area 4 • Located within 5 min. of major highways and retail • Major employers include: Our Markets | Oklahoma City (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Oklahoma City represents 5.0% of IRT’s NOI, portfolio-wide (3) Windrush Oklahoma City, OK Augusta Oklahoma City, OK 2022 20212020 -4.53% -2.12% 3.39% 1.00% 1.81% 0.29% 2020 2021 2022 0.52% 2.39% 1.09% 2020 2021 2022

37 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% -5.91% -1.40% 4.52% • Job growth is expected to be 2.7% annually through 2025, compared to 1.7% nationally. 4 • Houston sits at #2 for the Top ten MSAs by population growth (2010-2019). 5 • Major employers include: Our Markets | Houston (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Houston represents 4.4% of IRT’s NOI, portfolio-wide (3) Villas at Huffmeister Houston, TX Carrington Place Houston, TX 2022 20212020 1.10% 2.21% 1.43% 2020 2021 2022 3.58% 6.51% 2.49% 2020 2021 2022

38 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • $3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown • Major employers in the area include: • Major companies have committed to a major presence in the market such as: Our Markets | Tampa (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 Tampa represents 3.5% of IRT’s NOI, portfolio-wide (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL 20222021 2020 -3.00% 2.09% 3.38% 1.13% 2.17% 0.68% 2020 2021 2022 3.26% 7.14% 4.53% 2020 2021 2022

39 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% -2.77% 2.44% 4.30% • Metro area job growth expected to outpace the national rate through 2025 4 • Oracle plans to expand in the market. Adding 8,500 jobs and will invest $1.2 billion in the new project. • Major employers include: Our Markets | Nashville (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Nashville represents 4.6% of IRT’s NOI, portfolio-wide (3) Landings of Brentwood Brentwood, TN Stoneridge Farms Smyrna, TN 20222021 2020 1.32% 2.23% 1.09% 2020 2021 2022 5.05% 9.92% 6.28% 2020 2021 2022

40 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • Memphis has all the amenities of a large city with a cost of living more than 20% below the national average. 4 • Tennessee is one of the lowest-taxed states per capita in the nation. 4 • Major employers include: Our Markets | Memphis (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 (4) Greater Memphis Chamber of Commerce Memphis represents 4.0% of IRT’s NOI, portfolio-wide (3) Walnut Hill Memphis, TN Stonebridge Crossing Memphis, TN 2022 20212020 2022 20212020 -2.95% -0.47% 2.95% -0.01% -0.03% 0.15% 0.30% 1.92% 1.28% 2020 2021 2022

41 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% -0.53% 2.16% 3.27% • Metro area ranked 1st in 2020 projected rent growth of the top 100 metros by population 1 • Major employers include: Our Markets | Huntsville (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 Huntsville represents 2.8% of IRT’s NOI, portfolio-wide (3) Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL 20222021 2020 2.11% 3.72% 1.01% 2020 2021 2022 5.01% 12.39% 12.20% 2020 2021 2022

42 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • 16th largest city in the U.S. by population 4 • Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 5 • Job growth driven by an economic shift away from a manufacturing economy toward a service economy • Major employers include: Our Markets | Charlotte (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 (4) 2020 Census Data (5) Fannie Mae Multifamily Metro Outlook 2021 Q3 Charlotte represents 1.8% of IRT’s NOI, portfolio-wide (3) Fountains Southend Charlotte, NC Vesta City Park Charlotte, NC 20222021 2020 -2.25% 0.89% 4.21% 1.47% 2.69% 1.30% 2020 2021 2022 5.50% 10.69% 4.39% 2020 2021 2022

43 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2022 Job Growth: National Average 3.15% Gateway Markets 4.76% 2022 Population Growth: National Average 0.29% Gateway Markets 0.80% • Established tourism hub • Centrally located in FL, easily accessible to drive to and from close markets • Job growth is expected to be at 3.4% annually through 2025, compared to 1.7% nationally (4) • Major employers include: Our Markets | Orlando (1) Footnotes: (1) CoStar 2022 Q3 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 9/30/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Orlando represents 0.9% of IRT’s NOI, portfolio-wide (3) Millenia 700 Orlando, FL 2022 20212020 -9.40% -1.27% 4.49% 0.98% 1.65% 1.47% 2020 2021 2022 4.73% 9.69% 4.02% 2020 2021 2022

44 IRT Resident Demographics at a Glance (1) All notations throughout this presentation appear as “End Notes” on pages 45-46. 46% 54% Gender Breakdown 79% 21% Marital Status 36 Average Resident Age Young, growing resident population benefiting from amenity-rich communities without overextending on rent Residents make up a diverse job pool Top Industries of Residents Include: 1. Medical Services 2. Professional 3. Services 4. Sales 5. Technology Male Female Single Married Residents make up a diverse job pool Residents migrating to our communities: Average Rent to Income of Our Newest Residents (2) 22% 22% are from out-of-state 29% of those from out-of-state are from either the West Coast, IL or the Northeast

45 End Notes Slide 2 (1) For the total portfolio as of September 30, 2022 or for 3Q 2022, as applicable. (2) Communities and units as of September 30, 2022. (3) IRT also has a corporate office in Irvine, CA. (4) As of market close on November 7, 2022. (5) Represents rental and other property revenue growth for the IRT same store portfolio for the nine months ended September 30, 2022 (6) Represents year-over-year change, comparing nine months ended September 30, 2022 IRT same store results to nine months ended September 30, 2021. NOI is a non-GAAP financial measure. See slides 47-49 for definitions and reconciliations. (7) Represents portfolio average rental rate growth for the IRT same store portfolio for the nine months ended September 30, 2022. (8) Return on investment or ROI throughout this presentation is calculated as rent premium per unit per month, multiplied by 12 months, dividend by interior renovation costs or total renovation costs, as applicable. (9) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2022 CFFO could vary significantly from the projections presented. Slide 5 (1) Lease-over-lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9-13 months. Lease-over-lease effective rent growth for 4Q22 to date is through November 7, 2022. (2) Average occupancy and lease-over-lease rent growth for 4Q22 to date is through November 7, 2022. Slide 6 (1) This guidance, including the underlying assumptions presented in the table below, constitutes forward-looking information. Actual full year 2022 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our guidance is based on the key guidance assumptions. (2) Per share guidance is based on 228.0 million weighted average shares and units outstanding. (3) Depreciation and amortization includes $53.3 million ($0.23 per share) of amortization related to STAR in-place lease intangibles that are a result of GAAP purchase accounting. These intangibles were fully amortized as of September 30, 2022. (4) Gains on sale of real estate assets include the four asset sales that occurred during the first quarter of 2022 and the two properties identified as held for sale as of September 30, 2022. (5) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual results could vary significantly from the projections presented. See “Forward-Looking Statements”. (6) Interest expense includes amortization of deferred financing costs but excludes loan premium accretion, net. As a result of purchase accounting, we recorded a $72.1 million loan premium, net, related to STAR debt. This loan premium will be accreted into and reduce GAAP interest expense over the remaining term of the associated debt. However, loan premium accretion will be excluded from CFFO. (7) We continue to evaluate our portfolio for capital recycling opportunities so actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions. See “Forward-Looking Statements”. Slide 8 (1) Portfolio Summary as of September 30, 2022, NOI for 3Q 2022 and total communities as of September 30, 2022. (2) Includes communities located in Denver, Fort Collins, Colorado Springs and Loveland, CO. (3) Includes communities located in Louisville and Lexington, KY. Slide 9 (1) Gateway Markets represent an arithmetic average of New York, Washington DC, San Francisco and Los Angeles. (2) IRT weighted averages are based on unit count as of September 30, 2022. (3) Demand and Supply growth figures are from CoStar’s Q3 2022 data release and are specific to IRT’s submarkets.

46 End Notes (continued) Slide 10 (1) All resident demographic data is self-reported by residents. Average age, average income, and rent-to-income ratio are for residents that have moved in during the three months ending September 30, 2022. Employment sector data is for all residents as of September 30, 2022. Slide 12 (1) Gateway markets represent an arithmetic mean of New York, Washington DC, San Francisco, and Los Angeles. (2) Proforma IRT weighted averages are based on the 122 properties / 36,176 units owned by IRT as of September 30, 2022 and excludes two development assets. Slide 15 (1) Calculated as incremental NOI, divided by a 4.5% cap rate, net of capital investment. Incremental NOI of $13.2 million calculated as total costs-to-date of $60.9 million multiplied by ROI of 21.6%. (2) Value add pipeline data is as of September 30, 2022. These projections constitute forward-looking information. See “Forward-Looking Statements”. (3) Illustrative estimated cost / unit ranging from $12,500 to $13,500. (4) Illustrative 21.6% annual ROI based on IRT’s historical returns. (5) Calculated as incremental NOI, divided by 4.5% cap rate net of capital invested. Slide 22 (1) Market data as of September 30, 2022. Slide 26 (1) IPO date of August 13, 2013. Slide 28 (1) The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. (2) Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. (3) Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit. (4) Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit. (5) Renovation project start dates are scheduled in Q4 2022 through Q3 2023. (6) We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases expire until we complete 100% of the property’s units. (7) Includes Meadows that was classified as held for sale as of September 30, 2022 and Haverford, Crestmont and Creekside that were formerly a part of the value add program but were sold in February 2022 (with respect to Haverford) and December 2021 (with respect to Crestmont and Creekside). Slide 44 (1) All resident demographic data is self-reported by residents. Data as of September 30, 2022. (2) Data as of the last 90 days ending September 30, 2022.

47 Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Same-Store Average Occupancy Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs. We updated our definition of CFFO during Q1 2021 to the definition described below. All prior periods have been adjusted to conform to the current CFFO definition. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty losses, abandoned deal costs and debt extinguishment costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion , debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

48 Definitions and Non-GAAP Financial Measure Reconciliations Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. We may also refer to the Same Store Portfolio as the IRT Same Store Portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands). We present net debt because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.

49 Definitions and Non-GAAP Financial Measure Reconciliations

50 Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words. These forward-looking statements include, without limitation, our expectations with respect to our operating performance and financial results, including our 2022 earnings guidance, timing and amount of future dividends, timing and terms of property acquisitions, dispositions, joint venture investments, developments and redevelopments and other capital expenditures, timing and terms of capital raising and other financing activity, lease pricing, revenue and expense growth, occupancy levels, supply levels, job growth, interest rates and other economic expectations, and anticipated benefits of our recently completed merger (the “STAR Merger”) with Steadfast Apartment REIT, Inc. (“STAR”), including as to the amount of synergies from the STAR Merger. Such forward-looking statements involve risks, uncertainties, estimates and assumptions and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward- looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and not within our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Risks and uncertainties that might cause our future actual results and/or future dividends to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: (i) risks related to the impact of COVID-19 and other potential outbreaks of infectious diseases on our financial condition, results of operations, cash flows and the impact of such risks on the financial condition of our residents and their ability to pay rent; (ii) the nature and duration of measures taken by federal, state and local government authorities to combat the spread of disease; (iii) changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit our ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; (iv) uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; (v) increased costs on account of inflation; (vi) inability of tenants to meet their rent and other lease obligations and charge-offs in excess of our allowance for bad debt; (vii) legislative restrictions that may regulate rents or delay or limit collections of past due rents; (viii) risks endemic to real estate and the real estate industry generally; (ix) impairment charges; (x) the effects of natural and other disasters; (xi) delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; (xii) failure to realize the cost savings, synergies and other benefits expected to result from the STAR Merger; (xiii) unexpected costs or delays in integration of the IRT and STAR businesses; (xiv) unknown or unexpected liabilities related to the STAR Merger; (xv) unexpected costs of REIT qualification compliance; (xvi) unexpected changes in our intention or ability to repay certain debt prior to maturity; (xvii) inability to sell certain assets within the time frames or at the pricing levels expected; (xviii) costs and disruptions as the result of a cybersecurity incident or other technology disruption; and (xix) and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2021 and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward- looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. In addition, the declaration of dividends on our common stock is subject to the discretion of our Board of Directors and depends upon a broad range of factors, including our results of operations, financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Internal Revenue Code of 1986, as amended, applicable legal requirements and such other factors as our Board of Directors may from time to time deem relevant.